                                                                    EXHIBIT 1.1

                                                                  EXECUTION COPY

                               Tejas Incorporated

                               1,600,000 Shares *
                                  Common Stock
                               ($0.001 par value)

                             Underwriting Agreement

                                                              New York, New York
                                                                February 2, 2005

C.E. Unterberg, Towbin LLC
As Representative of the several Underwriters, c/o C.E. Unterberg, Towbin LLC
350 Madison Avenue
New York, N.Y. 10017

Ladies and Gentlemen:

            Tejas Incorporated, a Delaware corporation (the "Company"), proposes to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representative") are acting as representative, 1,600,000 shares of Common Stock, $0.001 par value ("Common Stock") of the Company, (said shares to be issued and sold by the Company being hereinafter called the "Underwritten Securities"). The Company also proposes to grant to the Underwriters an option to purchase up to 60,000 additional shares of Common Stock (the "Company Option Securities"). The stockholder listed in
Schedule II hereto (the "Selling Stockholder") proposes to grant to the Underwriters an option to purchase up to an aggregate of 180,000 shares of Common Stock (the "Selling Stockholder Option Securities" and together with the Company Option Securities, hereinafter called the "Option Securities"; and the Option Securities, together with the Underwritten Securities hereinafter called the "Securities"). To the extent there are no additional Underwriters listed on
Schedule I other than you, the term Representative as used herein shall mean you, as Underwriter, and the terms Representative and Underwriters shall mean either the singular or plural as the context requires.

--------------------------------
      *Plus an option to purchase from the Company up to 60,000 additional shares and from the Selling Stockholder 180,000 additional shares to cover over-allotments.

            The terms which follow, when used in this Agreement, shall have the meanings indicated.

            "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder

            "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

            "Commission" shall mean the Securities and Exchange Commission.

            "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

            "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(a) and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

            "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

            "Registration Statement" shall mean the registration statement referred to in paragraph 1(a), including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended or any Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

            "Rule 424," "Rule 430A" and "Rule 462(b)" refer to such rules under the Act.

            "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in
Section 1(a) hereof.

            1. Representations and Warranties. (a) The Company represents and warrants to, and agrees with, each Underwriter that:

                  (i) The Company has prepared and filed with the Commission a registration statement (file number 333-12521) on Form S-1, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (i) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (ii) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (ii), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                  (ii) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Prospectus.

                  (iii) Each of the Company and Tejas Securities Group, Inc., a Texas corporation, (the "Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own its properties and conduct its business as described in the prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify would not, individually or in the aggregate, have a material adverse effect on the prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole.

                  (iv) The Subsidiary is the only subsidiary of the Company within the meaning of Rule 405 under the Securities Act and is the only significant subsidiary of the Company as defined by Rule 1-02 of Regulation S-X. All the outstanding shares of capital stock of the Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsidiary are owned by the Company directly, free and clear of any perfected security interest and any other security interests, claims, liens or encumbrances.

                  (v) The Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold hereunder have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the certificates for the Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

                  (vi) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectus under the heading

"Description of Capital Stock" fairly summarize the matters therein described.

            (vii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms.

            (viii) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

            (ix) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectus.

            (x) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to (i) the charter or by-laws of the Company or the Subsidiary or (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or the Subsidiary is a party or bound or to which its or their property is subject, except where such conflict, breach violation or imposition of any such lien, charge or encumbrance would not, individually or in the aggregate, have a material adverse effect on the prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or the Subsidiary of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Subsidiary or any of their respective properties.

            (xi) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement except for such rights of Salter Family Partnership, Ltd. as have been effectively waived.

            (xii) The consolidated financial statements and schedules of the Company and the Subsidiary included in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations, cash flows and stockholders' equity of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and the rules and regulations thereunder and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Financial Information" and the summary financial data set forth under the caption "Summary Financial Data", each in the Prospectus and Registration Statement fairly present, on the basis stated in the Prospectus and the Registration Statement, the information included therein.

            (xiii) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiary or their respective property is pending or, to the best knowledge of the Company, threatened that (A) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (B) could reasonably be expected to have a material effect on in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, except as set forth in or contemplated in the Prospectus (except, in the case of this clause (B), for those that have been disclosed in the Prospectus); and no labor disturbance by or dispute with the employees of the Company exists or is threatened or is imminent that could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus.

            (xiv) Each of the Company and the Subsidiary, owns or leases all such properties as are necessary to the conduct of its operations as presently conducted; neither the Company nor the Subsidiary is in violation of any law, rule or regulation of any Federal, state or local governmental or regulatory authority applicable to it or is in non-compliance with any term or condition of, or has failed to obtain and maintain in effect, any license, certificate, permit or other governmental authorization required for the ownership or lease of its property or the conduct of its business, which violation, non-compliance or failure would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, except as set forth in or contemplated in the Prospectus; and the Company has not received written notice of any proceedings relating to the revocation or material modification of any such license, certificate, permit or other authorization.

            (xv) Neither the Company nor the Subsidiary is in violation or default of (i) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, except where such violation or default, individually or in the aggregate would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus and (ii) any provision of its charter or bylaws.

            (xvi) Each of Helin, Donovan, Trubee & Wilkinson, LLP, Ernst & Young LLP and KPMG LLP, who have certified certain financial statements of the Company and the Subsidiary and delivered their respective reports with respect to the audited consolidated financial statements and schedules included in the Prospectus, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

            (xvii) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

            (xviii) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, except as set forth in or contemplated in the Prospectus.

            (xix) The Company and the Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor the Subsidiary has been refused any insurance coverage which (A) the Company or the Subsidiary sought or applied for and (B) is material to the business of the Company and Subsidiary, taken as a whole; and neither the Company nor the Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole.

            (xx) The Subsidiary is not currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on the Subsidiary's capital stock, from repaying to the Company any loans or advances to the Subsidiary from the Company or from transferring any of the Subsidiary's property or assets to the Company, except as described in or contemplated by the Prospectus.

            (xxi) The Company and the Subsidiary are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, except as set forth in or contemplated in the Prospectus. Except as set forth in the Prospectus, neither the Company nor the Subsidiary has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

            (xxii) The Company and the Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (xxiii) The Company and the Subsidiary own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of the Company's business as now conducted or as proposed in the Prospectus to be conducted. Except as set forth in the Prospectus (a) there are no rights of third parties to any such Intellectual Property; (b) there is no material infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (e) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (f) to the Company's knowledge, there is no U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property described in the Prospectus as being owned by or licensed to the Company or that interferes with the issued or pending claims of any such Intellectual Property; and (g) there is no prior art of which the Company is aware that may render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office. Each of the Company and the Subsidiary owns the Intellectual Property or has the rights to the Intellectual Property that is necessary to conduct its business as described in the Prospectus.

            (xxiv) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder ("ERISA"), has been satisfied by each "pension plan" (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or the Subsidiary, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Code is so qualified; each of the Company and the Subsidiary has fulfilled its obligations, if any, under Section 515 of ERISA; neither the Company nor the Subsidiary maintains or is required to contribute to a "welfare plan" (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than "continuation coverage" (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or the Subsidiary is in compliance in all material respects with the currently applicable provisions of ERISA; and neither the Company nor the Subsidiary has incurred or could reasonably be expected to incur any material withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA.

            (xxv) There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act"), including Section 402 related to loans and Sections 302 and 906 related to certifications.

            (xxvi) The Company is in compliance with all the applicable provisions of the Sarbanes-Oxley Act that are currently in effect and require compliance on or before the date hereof. The Company is taking commercially reasonable steps it deems appropriate to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act that are not currently in effect upon the effectiveness of such provisions.

            (xxvii) The statistical, industry-related and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which the Company in good faith believes are reliable and accurate, and such data agree in all material respects with the sources from which they are derived.

            (xxviii) Neither the Company nor the Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or the Subsidiary is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the Foreign Corrupt Practice Act of 1977, as amended and the rules and regulations thereunder ("FCPA"), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" as such term is defined in the FCPA or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, the Subsidiary and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

            (xxix) The Company and the Subsidiary are in compliance with all applicable rules and regulations promulgated by the National Association of Broker Dealers, Inc. (the "NASD"), except where such non-compliance would not would not, individually or in the aggregate, have a material adverse effect on the prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, and the Company and the Subsidiary have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

            Any certificate signed by any officer of the Company and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

                  (b) The Selling Stockholder represents and warrants to, and agrees with, each Underwriter that:

                  (i) The Selling Stockholder shall have, immediately prior to the Closing Date, good and valid title to the Securities to be sold by the Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Securities and payment therefor pursuant hereto, good and valid title to such Securities, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

                  (ii) The Selling Stockholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (iii) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the sale of Securities by the Selling Stockholder, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectus.

                  (iv) Neither the sale of the Securities by the Selling Stockholder nor the fulfillment of the terms hereof by the Selling Stockholder will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Stockholder pursuant to (A) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Selling Stockholder is a party or bound or to which his property is subject, or (B) any statute, law, rule, regulation, judgment, order or decree applicable to the Selling Stockholder of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Selling Stockholder or his properties.

                  (v) The sale of Securities by the Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or the Subsidiary which is not set forth in the Prospectus or any supplement thereto.

                  (vi) This Agreement has been duly authorized, executed and delivered by the Selling Stockholder and constitutes a valid and binding obligation of the Selling Stockholder enforceable in accordance with its terms.

                  (vii) In respect of any statements in or omissions from the Registration Statement of the Prospectus or any supplements thereto, in each case made in reliance upon and in conformity with information furnished in writing to the Company by the Selling Stockholder specifically for use in connection with the preparation thereof, such statements comply in all material respects with the applicable requirements of the Act and the rules thereunder; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the such statements will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            Any certificate signed by the Selling Stockholder and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Selling Stockholder, as to matters covered thereby, to each Underwriter.

            2. Purchase and Sale.

                  (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $14.805 per share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholder hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 180,000 shares of Selling Stockholder Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representative to the Selling Stockholder setting forth the number of shares of the Selling Stockholder Option Securities as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the shares of Selling Stockholder Option Securities, and payment therefor, shall be made as provided in Section 3 hereof. The number of shares of the Selling Stockholder Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Selling Stockholder Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

                  (c) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 60,000 shares of the Company Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representative to the Company setting forth the number of shares of the Company Option Securities as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the shares of Company Option Securities, and payment therefor, shall be made as provided in Section 3 hereof. The number of shares of the Company Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Company Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

                  (d) Prior to or concurrently with the exercise of the Underwriters' option granted by the Company with respect to the Company Option Securities, the Underwriters must exercise in whole their option granted by the Selling Stockholder with respect to the Selling Stockholder Securities.

            3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) and/or (c) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on February 8, 2005, or such time on such later date not more than three Business Days after the foregoing date as the Representative shall designate, which date and time may be postponed by agreement between the Representative and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer payable in same day funds to an account specified by the Company. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representative shall otherwise instruct.

            If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Selling Stockholder will deliver the Option Securities (at the expense of the Company) to the Representative on the date specified by the Representative (which shall be within three Business Days after exercise of said option), for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Selling Stockholder by wire transfer payable in same day funds to accounts specified by the Selling Stockholder. Delivery of the Option Securities shall be made through facilities of the Depository Trust Company unless the Representative shall otherwise instruct.

            If the option provided for in Section 2(c) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representative on the date specified by the Representative (which shall be within three Business Days after exercise of said option), for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer payable in same day funds to an account specified by the Company. Delivery of the Option Securities shall be made through facilities of the Depository Trust Company unless the Representative shall otherwise instruct.

            If settlement for the Option Securities occurs after the Closing Date, the Company and the Selling Stockholder will deliver to the Representative on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to
Section 6 hereof.

            4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

            5. Agreements. (a) The Company agrees with the several Underwriters that:

                  (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Company will promptly advise the Representative (i) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission,
            (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                        (ii) If, at any time when a prospectus relating to the
            Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will (i) notify the Representative of any such event, (ii) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
            Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (iii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                        (iii) As soon as practicable, the Company will make
            generally available to its security holders and to the Representative an earnings statement or statements of the Company and the Subsidiary which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                        (iv) The Company will furnish to the Representative and
            counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other

            Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representative may reasonably request.

                        (v) The Company will arrange, if necessary, for the
            qualification of the Securities for sale under the laws of such jurisdictions as the Representative may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

                        (vi) The Company will not, for a period of 180 days
            following the Execution Time, without the prior written consent of C.E. Unterberg, Towbin LLC, offer, sell or contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock, or publicly announce an intention to effect any such transaction, provided, however, that the Company may issue and sell Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

                        (vii) The Company will comply with all applicable
            securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and to use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

                        (viii) The Company will not take, directly or
            indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                        (ix) The Company agrees to pay the costs and expenses
            relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the Nasdaq SmallCap Market; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder.

                  (b) The Selling Stockholder agrees with the several
            Underwriters that:

                        (i) The Selling Stockholder will not, for a period of
            180 days following the Execution Time, without the prior written consent of C.E. Unterberg, Towbin LLC, offer, sell or contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Selling Stockholder or any affiliate of the Selling Stockholder or any person in privity with such Stockholder or any affiliate of the Selling Stockholder) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock, or publicly announce an intention to effect any such transaction, provided, however, that nothing in this clause
            (i) shall prohibit the Selling Stockholder from disposing any shares of Common Stock (x) as contemplated by this Agreement; (y) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction; or (z) as a distribution to members, partners or shareholders of such person, provided that the distributees thereof agree in writing to be bound by the terms of this restriction;

                        (ii) The Selling Stockholder will not take, directly or
            indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                        (iii) The Selling Stockholder will advise the
            Representative promptly, and if requested by the Representative, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities may be required under the Act, of any change in information in the Registration Statement or Prospectus relating to the Selling Stockholder.

                 6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and on the part of the Selling Stockholder contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representative agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or
            (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have requested and caused Morrison &
               Foerster LLP to have furnished to the Representative their opinion, dated the Closing Date and addressed to the Representative, to the effect that:

                        (i) each of the Company and the Subsidiary is validly
            existing as a corporation in good standing under the laws of its jurisdiction of incorporation; each of the Company and the Subsidiary has full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and, to such counsel's knowledge, is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein (A) (based solely upon a certificate of an officer of the Company) the Company or the Subsidiary owns or leases material properties or conducts material business and (B) where the failure to be so qualified would, individually or in the aggregate, have a material adverse effect on the Company and the Subsidiary, taken as a whole, except as set forth in or contemplated in the Prospectus; notwithstanding the foregoing, the Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of Texas;

                        (ii) all the outstanding shares of capital stock of the
            Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsidiary are owned by the Company directly, free and clear of any perfected security interest and, to the knowledge of such counsel, any other security interests, claims, liens or encumbrances;

                        (iii) the Company's authorized equity capitalization is
            as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the certificates for the Securities are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or, to such counsel's knowledge, other rights to subscribe for the Securities; and except as set forth in the Prospectus, to such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company issued by the Company are outstanding;

                        (iv) to the knowledge of such counsel, there is no
            pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiary or their respective property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements included in the Prospectus under the heading "Description of Capital Stock" insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings;

                  (v) the Registration Statement has become effective under the
            Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (in each case, other than the financial statements, supporting schedules, footnotes to financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder;

                  (vi) this Agreement has been duly authorized, executed and delivered by the Company;

                  (vii) the Company is not and, after giving effect to the
            offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

                  (viii) no consent, approval, authorization, filing with or order of any court or governmental agency or authority is required in connection with the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction or with the NASD in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus;

                  (ix) the issue and sale of the Securities, the consummation of any other of the transactions herein contemplated and the performance by the Company of the terms hereof will not violate, result in a violation, or (in the case of clause (B)) result in a breach or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to, (A) the charter or by-laws of the Company or the Subsidiary or (B) to such counsel's knowledge, the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition or covenant or instrument to which the

            Company or the Subsidiary is a party or bound or any of their respective properties is subject, including, but not limited to, those agreements of the Company and the Subsidiary required to be filed with the Commission as exhibits to the Registration Statement pursuant to the Act, or (C) any federal or New York or Delaware state statute, law, rule, regulation, judgment, order or decree applicable to the Company or the Subsidiary, known to such counsel, of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Subsidiary or any of their respective properties is subject, which violation or default would, in the case of clause (C) above, either individually or in the aggregate with all other violations and defaults referred to in this paragraph (ix) (if any), have a material adverse effect on the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus, and in the case of clause (B), as to such agreements which by their terms are or may be governed by the laws of a jurisdiction other than those of the State of New York, such counsel may assume such agreements are governed by the laws of the State of New York and may exclude from the scope of such opinion any covenants requiring specified levels of financial performance, including, but not limited to, covenants which require that the Company maintain a minimum net worth or prohibit the Company from assuming liabilities beyond a certain defined maximum, the failure to achieve or maintain or the exceeding of which will result in a default under any such indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition or covenant or instrument;

                  (x) to such counsel's knowledge, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement as a result of the filing of the Registration Statement except for such rights of Salter Family Partner, Ltd. as have been waived in writing; and

                  (xi) such counsel has participated in conferences with
            representatives of the Company and its accountants concerning the Registration Statement and the Prospectus and has considered the matters required to be stated therein and the statements contained therein, although such counsel has not verified the accuracy, completeness or fairness of such statements; based upon and subject to the foregoing, nothing has come to such counsel's attention that leads it to believe that on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus at the time it was filed with the Commission pursuant to Rule 424(b) and on the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading

            (in each case, other than the financial statements, supporting schedules, footnotes to financial statements and other financial and statistical INFORMATION contained therein, as to which such counsel need express no opinion).

               In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of New York or Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) shall also include any supplements thereto at the Closing Date.

                  (c) The Selling Stockholder shall have requested and caused counsel for the Selling Stockholder to have furnished to the Representative their opinion, dated the Closing Date or applicable settlement date, as the case may be, and addressed to the Representative, to the effect that:

                  (i) immediately prior to the Closing Date, or applicable
            settlement date, as the case may be, the Selling Stockholder is the sole record owner of the Selling Stockholder Option Securities and based solely upon (A) such counsel's review of the stock certificates representing the Selling Stockholder Option Securities,
            (B) a search of filed and recorded liens or other encumbrances and
            (C) a certificate provided by the Selling Stockholder, the Selling Stockholder's title to the Selling Stockholder Option Securities is free and clear of all liens, encumbrances or claims;

                  (ii) upon the sale of the Selling Stockholder Option
            Securities to the Underwriters in accordance with this Agreement, no action based on an adverse claim (as such term is defined in Section 8-102 of the New York Uniform Commercial Code (the "UCC Section")) to the Selling Stockholder Option Securities, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be asserted against the Underwriters, assuming that the Underwriters acquire the Selling Stockholder Option Securities without notice of any adverse claim (as such term is defined in the UCC Section);

                  (iii) no consent, approval, authorization, filing with or
            order of any court or governmental agency or authority is required in connection with the sale of the Selling Stockholder Option Securities, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction or with the NASD in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus;

                  (iv) the issue and sale of the Selling Stockholder Option
            Securities by the Selling Stockholder and the performance by the Selling Stockholder of the terms hereof will not violate, result in a violation, or (in the case of clause (A)) result in a breach or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Stockholder pursuant to, (A) to such counsel's knowledge, the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition or covenant or instrument to which the Selling Stockholder is a party or bound or any of his properties is subject, or (B) any federal or New York or Delaware state statute, law, rule, regulation, judgment, order or decree applicable to the Selling Stockholder, known to such counsel, of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Selling Stockholder or any of his properties is subject; and in the case of clause (A), as to such agreements which by their terms are or may be governed by the laws of a jurisdiction other than those of the State of New York, such counsel may assume such agreements are governed by the laws of the State of New York and may exclude from the scope of such opinion any covenants requiring specified levels of financial performance, including, but not limited to, covenants which require that the Selling Stockholder maintain a minimum net worth or prohibit the Selling Stockholder from assuming liabilities beyond a certain defined maximum, the failure to achieve or maintain or the exceeding of which will result in a default under any such indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition or covenant or instrument; and

                  (v) this Agreement has been executed and delivered by the
            Selling Stockholder.

               In rendering the opinion in paragraph (i), such counsel may rely upon a certificate of the Selling Stockholder in respect of matters of fact as to ownership of, and liens, encumbrances or claims on, the Securities sold by the Selling Stockholder, provided that such counsel shall state that they believe that both the Underwriters and they are justified in relying upon such certificate.

                  (d) The Representative shall have received from Kramer Levin
               Naftalis and Frankel LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representative, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (e) The Company shall have furnished to the Representative a certificate of the Company, signed by the Chairman of the Board or the

               President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

                  (i) the representations and warranties of the Company in this
            Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) no stop order suspending the effectiveness of the
            Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                  (iii) since the date of the most recent financial statements included in the Prospectus, there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus.

                  (f) The Selling Stockholder shall have furnished to the
               Representative a certificate, signed by the Selling Stockholder dated the Closing Date, to the effect that the representations and warranties of the Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing date or applicable settlement date, as the case may be, to the same effect as if made on such date.

                  (g) The Company shall have requested and caused Helin, Donovan
               Trubee & Wilkinson LLP to have furnished to the Representative, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the applicable rules and regulations adopted by the Commission thereunder and stating in effect that:

                  (i) in their opinion the audited financial statements and
            financial statement schedules included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations adopted by the Commission;

                  (ii) on the basis of carrying out certain specified procedures
            (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and audit and compensation committees of the Company and the Subsidiary; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and the Subsidiary as to transactions and events subsequent to September 30, 2004, nothing came to their attention which caused them to believe that:

                  (1) with respect to the period subsequent to September 30,
            2004, there were any changes, at a specified date not more than five days prior to the date of the letter, in the notes payable and notes payable to stockholder and the Subsidiary or capital stock of the Company, decreases in the total stockholders' equity of the Company or decreases in securities owned, at market value as compared with the amounts shown on the September 30, 2004, consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from October 1, 2004 to such specified date there were any decreases, as compared with the corresponding period in the preceding year or, in total revenues, net income or per share amounts of net income of the Company and the Subsidiary, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representative; or

                  (2) the information included in the Registration Statement and
            Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information) and
            Item 402 (Executive Compensation) is not in conformity with the applicable disclosure requirements of Regulation S-K;

                  (3) the unaudited amounts of total revenue and net income, for the three months ended December 31, 2004 as stated in the Prospectus and the Registration Statement under the heading "Recent Financial Results" do not agree with the amounts set forth in the unaudited financial statements for the same period or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included in the Registration Statement and the Prospectus;

                  (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and the Subsidiary) set forth in the Registration Statement and the Prospectus agrees with the accounting records of the Company and the Subsidiary, excluding any questions of legal interpretation.

            References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

            The Company shall have received from Helin, Donovan Trubee & Wilkinson LLP (and furnished to the Representative) a report with respect to a review of unaudited interim financial information of the Company for the three-month period ended September 30, 2004 in accordance with Statement on Auditing Standards No. 100.

                  (h) The Company shall have requested and caused Ernst & Young
            LLP to have furnished to the Representative, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the applicable rules and regulations adopted by the Commission thereunder and stating in effect that:

                  (i) in their opinion the audited financial statements and
            financial statement schedules included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations adopted by the Commission; and

                  (ii) on the basis of their limited review, in accordance with standards established under Statement on Auditing Standards No. 100 or Statement on Auditing Standards No. 71, as the case may be, of the unaudited interim financial information for the for each of the three-month periods ended March 31, 2003, June 30, 2003, September 30, 2003, December 31, 2003, March 31, 2003 and June 30, 2003,
            respectively; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to whether such unaudited financial statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the Commission; nothing came to their attention which caused them to believe that:

                  (1) any such unaudited financial statements do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission; and said unaudited financial statements are not in conformity with accounting principles generally accepted in the United States.

                  (i) The Company shall have requested and caused KPMG LLP to have furnished to the Representative, at the Execution Time and at the

            Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the applicable rules and regulations adopted by the Commission thereunder and stating in effect that:

                  (i) in their opinion the audited financial statements and
            financial statement schedules included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations adopted by the Commission; and

                  (ii) on the basis of their limited review, in accordance with standards established under Statement on Auditing Standards No. 100 or Statement on Auditing Standards No. 71, as the case may be, of the unaudited interim financial information for the for each of the three month periods ended March 31, 2002, June 30, 2002, September 30, 2003 and December 31, 2003; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to whether such unaudited financial statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the Commission; nothing came to their attention which caused them to believe that:

                  (1) any such unaudited financial statements do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission; and said unaudited financial statements are not in conformity with accounting principles generally accepted in the United States.

                  (j) Prior to the Closing Date, the Company shall have
            furnished to the Representative a letter substantially in the form of Exhibit A hereto from each officer and director of the Company and shareholders who beneficially own more than five percent of the Company's outstanding Common Stock addressed to the Representative.

            If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  (k) Prior to the Closing Date, the Company and the Selling
            Stockholder shall have furnished to the Representative such further customary information, certificates and documents as the Representative may reasonably request.

            The documents required to be delivered by this Section 6 shall be delivered at the office of Kramer Levin Naftalis & Frankel, LLP, counsel for the Underwriters, at 919 Third Avenue, New York, New York 10022 on the Closing Date.

            7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through C.E. Unterberg, Towbin LLC on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

            8.Indemnification and Contribution.

                  (a) The Company agrees to indemnify and hold harmless each
            Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter and the within the meaning of either the Act or the Exchange Act and the Selling Stockholder against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any breach of any representation, warranty or covenant contained in this Agreement and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to any Underwriter in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein; and provided further that the Company will not be liable to the Selling Stockholder in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Stockholder specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) The Selling Stockholder agrees to indemnify and hold
            harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls the Company or any Underwriter within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of the Selling Stockholder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity will be in addition to any liability which the Selling Stockholder may otherwise have.

                  (c) Each Underwriter severally and not jointly agrees to
            indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each person who controls the Company within the meaning of either the Act or the Exchange Act and the Selling Stockholder, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and the Selling Stockholder acknowledge that (i) the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and (ii) under the heading "Plan of Distribution", (A) the list of Underwriters and their respective participation in the sale of the securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectus, in sum, constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

                  (d) The Company hereby confirms that at its request C.E.
            Unterberg Towbin LLC has acted as "qualified independent underwriter" (in such capacity, the "QIU") within the meaning of Rule 2720 of the Conduct Rules of the NASD in connection with the offering of the Securities. Without limitation of and in addition to its obligations under the other paragraphs of this Section 8, the Company agrees to indemnify and hold harmless the QIU, including its officers and employees and each person, if any, who controls the QIU within the meaning of the Act or the Exchange Act (collectively with the QIU, the "QIU Entities") from and against any and all losses, claims, damages or liabilities, joint or several, to which any of the QIU Entities may become subject, under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the QIU's acting, or any alleged failing to act, as such "qualified independent underwriter" and agrees to reimburse each of the QIU Entities for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable under this paragraph (d) to the extent that any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from the gross negligence, willful misconduct or fraud of a QIU Entity as finally adjudicated by a court of competent jurisdiction.

                  (e) Promptly after receipt by an indemnified party under this
            Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including one local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if
            (i) the use
            of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, as determined by counsel chosen by the indemnified party,
            (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and counsel chosen by the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or
            (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (f) In the event that the indemnity provided in paragraph (a),
            (b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Selling Stockholder and each of the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Selling Stockholder and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, by the Selling Stockholder and by each of the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Selling Stockholder and each of the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, of the Selling Stockholder and each of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, benefits received by the Selling

            Stockholder shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholder and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company, by the Selling Stockholder or each of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Stockholder and each of the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e).

                  (g) The liability of the Selling Stockholder under such
            Selling Stockholder's representations and warranties contained in
            Section 1 hereof and under the indemnity and contribution agreements contained in this Section 8 shall be limited to an amount equal to the aggregate gross proceeds, net of underwriting discounts, received by the Selling Stockholder from the sale of Securities by the Selling Stockholder to the Underwriters. The Company and the Selling Stockholder may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

            9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining

Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representative shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

            10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the Nasdaq SmallCap Market or trading in securities generally on the New York Stock Exchange or the Nasdaq SmallCap Market shall have been suspended or limited or minimum prices shall have been established on either of such Exchange or SmallCap Market, (ii) a banking moratorium shall have been declared either by Federal, New York State or Texas State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus.

            11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

            12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telefaxed and confirmed to them, care of C.E. Unterberg, Towbin LLC, 350 Madison Avenue, New York, New York, 10017; if sent to the Company, will be mailed, delivered or telefaxed and confirmed to it at 2700 Via Fortuna, Suite 400, Austin, Texas 78746, attention of Chief Operating Officer; or if sent to the Selling Stockholder, will be mailed, delivered or telefaxed and confirmed to it in accordance with the contact information provided in Schedule II hereto.

            13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

            14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

            15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

            16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                [Remainder of the page intentionally left blank]

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                                   Very truly yours,

                                                   Tejas Incorporated

                                                   By: /s/ Kurt J. Rechner
                                                       -------------------
                                                       Kurt J. Rechner
                                                       President and Chief
                                                       Operating Officer

                                                   Selling Stockholder

                                                   By: /s/ Joseph F. Moran
                                                       --------------------
                                                       Joseph F. Moran

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written.

C.E. Unterberg, Towbin LLC
By: /s/ Mark Hughes
    ---------------
    Mark Hughes
    Managing Director

For itself and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   SCHEDULE I

                               NUMBER OF SHARES
UNDERWRITERS                   TO BE PURCHASED
------------                   ---------------
C.E. Unterberg, Towbin, LLC..     1,600,000

                                  ---------
Total........................     1,600,000
                                  =========

                                                                              37
                                   SCHEDULE II

Joseph F. Moran

                                                                       Exhibit A

                                Lock-Up Agreement

January __, 2005

C.E. UNTERBERG, TOWBIN
350 Madison Avenue
8th Floor
New York, NY 10017

            Re: Tejas Incorporated

Ladies and Gentlemen:

            In consideration of and as an inducement to the several Underwriters, for which C.E. Unterberg, Towbin intends to act as Representative, agreeing to underwrite the proposed follow-on offering (the "Offering") of shares of common stock, par value $.001 per share (the "Common Stock"), of Tejas Incorporated, a corporation organized under the laws of the State of Delaware (the "Company"), as contemplated by a registration statement with respect to such shares of Common Stock to be filed with the Securities and Exchange Commission on Form S-1, the undersigned hereby (i) agrees that the undersigned will not, directly or indirectly, during a period of 180 days from the date of the final prospectus for the Offering (the "Lock-Up Period"), without the prior written consent of C.E. Unterberg, Towbin, issue, sell, offer, agree to sell, grant any option or contract for the sale of, pledge, make any short sale of, maintain any short position with respect to, establish or maintain a "put equivalent position" (within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended) with respect to, enter into any swap, derivative transaction or other arrangement (whether any such transaction is to be settled by delivery of Common Stock, other securities, cash or other consideration) that transfers to another, in whole or in part, any of the economic consequences of ownership, or otherwise dispose of, any shares of capital stock of the Company (or any securities convertible into, exercisable for or exchangeable for shares of capital stock of the Company) or interest therein, or any capital stock of any of the Company's subsidiaries, otherwise than (a) as sales included in the Offering; (b) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction; or (c) as a distribution to members, partners or shareholders of such person, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, and (ii) authorizes the Company during the Lock-Up Period to cause the transfer agent for the Common Stock to decline to transfer, or to note stop transfer restrictions on the transfer books and records of the Company with respect to, any shares of capital stock of the Company and any securities convertible into, or exercisable for or exchangeable for capital stock of the Company for which the undersigned is the record holder, and, in the case of any such shares or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder thereof to cause the transfer agent to decline to transfer or to note stop transfer restrictions on such books and records with respect to such shares or securities.

            In the event that (a) the registration statement relating to the Offering has not been declared effective by the United States Securities and Exchange Commission on or before March 31, 2005, or (b) subsequent to filing, such registration statement is withdrawn by the Company, this Lock-Up Agreement shall be of no further force or effect.

            The undersigned further agrees, from the date hereof until the end of the Lock-Up Period, that the undersigned will not exercise, and will waive his, her or its rights, if any, to require the Company to register any shares of capital stock of the Company beneficially owned by the undersigned.

            The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary in connection with any enforcement hereof. The obligations of the undersigned hereunder shall be binding upon the successors, assigns and heirs of the undersigned.

                                                Very truly yours,

                                                _______________________________
                                                (signature)

                                                Name:    ______________________
                                                Address: ______________________
                                                         ______________________